1 August 1, 2024 SANTANDER HOLDINGS USA, INC. Second Quarter 2024 Fixed Income Investor Presentation

2 This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, factors such as the risks and uncertainties described in SHUSA’s filings with the Securities and Exchange Commission from time to time may cause SHUSA’s performance to differ materially from that suggested by the forward-looking statements. If one or more of the factors affecting SHUSA’s forward-looking statements renders those statements incorrect, SHUSA’s actual results, performance or achievements could differ materially from those expressed in or implied by the forward-looking statements. Readers should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA’s subsidiaries include Santander Consumer USA Inc. (“SC”), Santander Bank, N.A. (“SBNA”), Banco Santander International (“BSI”), Santander Securities LLC (“SSLLC”), Santander US Capital Markets LLC (“SanCap”), as well as several other subsidiaries. The information in this presentation is intended only to assist investors and does not constitute legal, tax, accounting, financial or investment advice or an offer to invest. In making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, SBNA, SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and financial advisors and independently evaluate the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom. Important Information

3 1 At a Glance 2 Results Appendix 4 Index 3 Core Business Activities

4 SHUSA Q2 2024 Highlights PERFORMANCE HIGHLIGHTS FINANCIAL METRICS CREDIT CAPITAL/OTHER Results driven by:  Wealth/CIB/Multifamily fee income  Stabilization of NII while continuing to invest in digital transformation and CIB buildout 3.9% NET INTEREST MARGIN (“NIM”) 11.3% 30-89 DAYS AUTO1 DELINQUENCY 12.6% COMMON EQUITY TIER 1 (“CET1”) Down 2bps YoY and up 9bps QoQ Up 127bps YoY Down 72bps since 2Q19 2 NII increase QoQ driven by:  Higher yielding Auto loans  Higher interest income from investment securities $1.4B 0.90% $77B NET INTEREST INCOME (“NII”) QTD CONSUMER NET CHARGE-OFFS SHUSA DEPOSITS Down 6.0% YoY and up 2.0% QoQ Up 23bps YoY and down 16 QoQ Down 2.5% YoY and 1.3% QoQ Net income impacted by:  Continued normalization of auto credit  Electric vehicle tax credits continue to drive lower tax rate $846M $415M 7.3% $106B PPNR NET INCOME ALLOWANCE RATIO LOANS & LEASES Down $2M YoY Up $90M QoQ Down $159M YoY Up $72M QoQ Up 36bps YoY and down 8bps QoQ Down 5.4% YoY and up 1.0% QoQ 1 | Consumer auto only 2 | Represents pre-COVID-19 levels

SHUSA Q2 2024 Highlights

($M)	2Q24	1Q24	2Q23
Interest income	$ 3,505	$ 3,254	$ 3,172
Interest expense	(2,102)	(1,876)	(1,681)
NII	**1,403**	**1,378**	**1,491**
Fees & other income	932	873	879
Other noninterest income	64	65	35
Net revenue	**2,399**	**2,316**	**2,405**
General, administrative, and other expenses	(1,553)	(1,560)	(1,557)
Credit loss expense / (benefit)	(481)	(405)	(209)
Income before taxes	**365**	**351**	**639**
Income tax (expense)/benefit	50	(8)	(65)
Net income	**$ 415**	**$ 343**	**$ 574**
NIM	**3.9%**	**3.8%**	**3.9%**

Q2 Announcements

Openbank

Santander to introduce Openbank platform to the US in Q4 for a national cloud-based banking platform

Strong Supervisory Stress Test Results

Demonstrate disciplined approach to capital management and ability to remain well-capitalized under a wide range of severe stress scenarios.

2023 Sustainability Report Published

The *Prosperity with Purpose Report* details important progress against our public commitments and our strategy to foster inclusive communities, empower people and businesses, and support the green economy

10%
1H attributable profit of Santander

$250M
Dividend paid to Santander in Q2

Santander

Note: The FDIC published a final rule on November 16, 2023 to charge certain banks a special assessment to recover the costs associated with protecting uninsured depositors following the bank closures during 2023. Based on the final rule, SBNA accrued $61.5 million in Q4 2023, and during Q2 2024, SBNA recorded an additional $10.7 million.

5

6 1 At a Glance 2 Results Appendix 4 Index 3 Core Business Activities

Quarterly Profitability


NII ($M)
$1,491
$1,471
$1,403
$1,378
$1,403
2Q23
3Q23
4Q23
1Q24
2Q24


Pre-Provision Net Revenue("PPNR") ($M)
$848
$828
$470
$756
$846
2Q23
3Q23
4Q23
1Q24
2Q24


Pre-Tax Income ($M)
$639
($28)
($149)
$351
$365
2Q23
3Q23
4Q23
1Q24
2Q24


Net Income ($M)
$574
$120
($58)
$343
$415
2Q23
3Q23
4Q23
1Q24
2Q24

Santander

7

8 $2,053 $2,115 $2,162 $199 $217 $209 $694 $638 $844 $226 $284 $290 $357 $499 $519 $767 $764 $965 $38 $39 $45 $519 $575 $573 Q2 2023 Q1 2024 Q2 2024 Stabilization of Net Interest Income & Net Interest Margin $3,505 Interest Income Interest Income Interest IncomeInterest Expense Interest Expense Interest Expense $3,172 $3,254 $1,681 $1,876 $2,102 NIM 3.9% 3.8% 3.9% NII $1,491 $1,378 $1,403+2% -6% Investment securities Fed funds sold & repos Interest-earning deposits Loans Borrowings Trading liabilities Fed funds purchased & repos Deposits SHUSA NII ($M) NII & NIM Drivers Stabilization of NII and NIM driven by:  Higher-yielding loans within the auto portfolio and earning assets decreased  Higher interest income on investment securities driven by volume and rates Offset by:  Higher interest-bearing deposits, money market and CD products  Higher interest expense on borrowed funds

9 Increase of Non-Interest Income Driven by Fees % Change YoY QoQ +85% (2%) +80% +144% +320% +42% (10%) (6%) +28% (15%) (45%) (42%) +37% +44% Total non-interest income increased 6% QoQ and 9% YoY driven by:  An increase in Wealth Management fees/Miscellaneous QoQ and YoY  An increase in Mortgage banking fee income led by FDIC joint venture QoQ and YoY  Increased CIB capital market revenues YoY Offset by:  Lease income decrease due to less active leased vehicle units $57 $54 $79 $31 $30 $17 $77 $116 $98 $621 $593 $559 $5 $14 $20 $88 $65 $159 $35 $65 $64 $913 $938 $996 2Q 2023 1Q 2024 2Q 2024 Non-Interest Income ($M) Non-Interest Income Drivers +6% +9% Sale of Investment Securities Miscellaneous/Wealth fees Mortgage Banking fee income Lease income Capital market fee revenue Commercial fees Consumer fees

10 Stabilized Expenses While Investing in Digital Transformation and CIB $499 $534 $534 $175 $158 $159 $170 $184 $195 $85 $84 $84 $489 $462 $430 $139 $139 $152 2Q23 1Q24 2Q24 % Change YoY QoQ +9% +9% (12%) (7%) (2%) 0% +5% +6% (9%) +1% +7% (0)% $1,557 $1,559 $1,553 Increased technology costs offset keeping expenses flat QoQ and YoY driven by:  Lower auto lease volumes, resulting in lower depreciation and lease expense  Decreased origination costs for loans Flat Flat Expenses ($M) Expense Drivers Other expense Lease Loan Technology Occupancy and equipment Compensation and benefits

11 Allowance Ratio - Consumer June 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 ($M) (Unaudited) (Audited) (Unaudited) (Unaudited) Consumer loans held for investment (“LHFI”) $ 56,820 $ 55,093 $ 54,064 $ 55,228 Consumer ACL1 6,160 6,320 6,157 6,138 Consumer Allowance Ratio 10.84% 11.47% 11.39% 11.11% Consumer Delinquencies Consumer Charge-offs Consumer Allowance Ratio Nonperforming Consumer Loans ($M) $1,951 $2,143 $2,371 $1,995 $2,184 2Q23 3Q23 4Q23 1Q24 2Q24 Credit | Consumer 1 | Includes allowance for credit losses (“ACL”) for unfunded commitments 0% 2% 4% 6% 8% 10% 12% 30-89 days delinquent 90+ days delinquent 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Charge-offs Net charge-offs

12 Commercial Loan Portfolio Quality Indicators 93% 92% 88% 4% 5% 5% 3% 3% 5% 0.1% 0.1% 2% 80% 85% 90% 95% 100% 2Q23 1Q24 2Q24 Pass Special Mention Substandard Doubtful N/A Commercial Loan Portfolio Quality Indicators $- $5 $10 $15 Pa ss Sp ec ia l M en tio n Su bs ta nd ar d Do ub tfu l Pa ss Sp ec ia l M en tio n Su bs ta nd ar d Do ub tfu l Pa ss Sp ec ia l M en tio n Su bs ta nd ar d Do ub tfu l Pa ss Sp ec ia l M en tio n Su bs ta nd ar d Do ub tfu l CRE C&I Multifamily Remaining Commercial 2Q23 1Q24 2Q24 Commercial Allowance Ratio Allowance Ratio - Commercial June 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 ($M) (Unaudited) (Audited) (Unaudited) (Unaudited) Commercial LHFI $40,956 $37,955 $37,615 $37,106 Commercial ACL1 $659 $673 $643 $633 Commercial Allowance Ratio 1.61% 1.77% 1.71% 1.71% Commercial Delinquencies Commercial Charge-offs Credit | Commercial 1 | Includes ACL for unfunded commitments 0.0% 0.5% 1.0% 30-89 days delinquent 90+ days delinquent 0.0% 0.2% 0.4% 0.6% Charge-offs Net charge-offs

13 Auto Loans, 27% Investments, 17% C&I, 11% Other Assets2, 10% Cash, 8% Auto Leases 1, 8% Multifamily, 6% CRE, 5% Residential, 4% Other Consumer Loans, 2% Goodwill and Other Intangibles, 2% Other Liabilities3, 15% Money Market, 15% CDs6, 13% Secured Structured Financings, 13% Other Borrowings 5, 11% Equity4, 11% Noninterest-bearing (“NIB”), 9% Interest-bearing (“IB”), 7% Savings, 2% Trading Liabilities, 2% Revolving Credit Facilities, 2% $168B Assets $150B Liabilities $18B Equity4 Q2 Balance Sheet Overview 1 | Operating leases 2 | Includes restricted cash and federal funds sold and securities purchased under resale agreements or similar arrangements. 3 | Includes federal funds purchased and securities loaned or sold under repurchase agreements 4 | Includes mezzanine equity 5 | Includes Federal Home Loan Bank (“FHLB”) borrowings 6 | Certificates of deposit SHUSA continues to target segments with proven competitive advantages such as auto and multifamily

14 Balance Sheet Trends | Assets 1 | Includes securities purchased under repurchase agreements 44 45 44 43 45 22 20 19 18 18 19 19 19 19 19 14 14 14 14 13 8 7 7 7 7 5 5 4 4 4 $112 $110 $107 $105 $106 2Q23 3Q23 4Q23 1Q24 2Q24  Loans and leases down 5.4% YoY and up 1.0% QoQ, driven by C&I and run-off residential mortgage loans, offset by increase in Auto  Loan yields slightly increased in both commercial and consumer. Auto yields increased 1.24% YoY and 0.36% QoQ. Commercial yields increased 0.59% YoY and 0.25% QoQ 98 96 93 92 93 25 25 25 26 28 21 20 20 20 21 14 14 14 14 13 13 11 13 14 13 $171 $166 $165 $166 $168 2Q23 3Q23 4Q23 1Q24 2Q24 5.4% 13.1% 12.0% 9.3% 0% 3% 5% 8% 10% 13% 15% 18% 20% Total commercial Auto Total consumer Total loans Loans & Leases ($B) Q2 Recap Assets ($B) Yield On Loans (%)

15 Balance Sheet Trends | Liabilities Liabilities & Equity ($B) Deposits by Business ($B) Deposits ($B) Cost of Deposits(%) 1 62 61 61 63 62 46 43 44 44 44 27 28 26 26 29 19 18 18 18 18 17 16 16 15 15 $171 $166 $165 $166 $168 2Q23 3Q23 4Q23 1Q24 2Q24 1 | Other liabilities include securities sold under repurchase agreements 2 | Other consists of deposits related to certain of SHUSA’s immaterial subsidiaries and corporate treasury deposits 3 | Cumulative deposit beta is calculated as the increase in the rate paid on deposits (SHUSA: 264 bps; SBNA: 254 bps) divided by the incremental increase in the federal funds target rate (525 bps) s 27 25 25 25 25 17 16 16 15 15 18 19 20 22 21 12 12 12 12 12 5 5 4 4 4 $79 $77 $77 $78 $77 2Q23 3Q23 4Q23 1Q24 2Q24 Consumer 63% Commercial 17% CIB 5% Wealth Management 7% Other2 8% Q2 2024 Insured Deposits SBNA 63% Q2’24 SBNA through the cycle beta3 = 48% Q2’24 SHUSA through the cycle beta3 = 50% 0.16% 0.38% 0.96% 1.48% 1.82% 2.17% 2.34% 2.52% 2.62% 0.16% 0.37% 0.97% 1.49% 1.83% 2.24% 2.43% 2.62% 2.72% 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 SBNA SHUSA

Liquidity & Wholesale Funding

Borrowed Funds Profile: Balance ($B)

($B)	Q2 2024	Q1 2024	Q2 2023	% Variance QoQ	% Variance YoY
SHUSA Unsecured Debt[1]	$ 12.5	$ 12.5	$ 10.8	0%	16%
SBNA Unsecured Debt[2]	2.0	2.0	-	0%	-
FHLB	2.8	5.0	8.7	(45%)	(68%)
Credit-Linked Notes	1.2	1.0	1.2	20%	0%
Third-Party Secured Funding[3]	3.7	3.4	3.2	9%	16%
Amortizing Notes	2.5	2.9	5.2	(13%)	(52%)
Securitizations	18.9	17.1	16.5	11%	15%
Total SHUSA Funding	43.5	43.9	45.6	(1%)	(5%)
Preffered Equity Issuance to Santander	$ 2.0	$ 2.0	$ 1.5	0%	33%

SBNA Contingent Liquidity[4]

2Q'23 Ratio: 137% 1Q'24 Ratio: 146% 2Q'24 Ratio: 150%



Cash and Immediately Available Sources of Liquidity
41.3
Liquidity from released govt. deposit collateral[5]
2.9
Liquidity from unencumbered securities (5% haircut)
2.0
Discount window
12.3
Capacity at FHLB
13.9
Cash at Federal Reserve
10.2
Q2 Uninsured Deposits
27.5

SBNA deposits	Q1 2024	Q2 2024
SBNA insured deposits	65%	63%

Santander

1 | Includes the subordinated notes; includes BSI unsecured
2 | These notes are payable to SHUSA's parent company, Santander
3 | The warehouse lines and repurchase facilities are fully collateralized by a designated portion of SHUSA's retail installment contracts ("RICs"), leased
4 | As of 6/30/2024
5 | Includes high quality liquid assets that are encumbered as collateral for uninsured government deposits

16

Debt & Total Loss-Absorbing Capacity ("TLAC")

- SHUSA is SEC-registered and issues under the ticker symbol "SANUSA" with ratings for SHUSA of Baa2(Moody's)/BBB+(Fitch and S&P)
- SHUSA meets Federal Reserve's TLAC and long-term debt ("LTD") requirements[1], with 24.07% TLAC, 9.02% eligible LTD and a CET1 ratio of 12.6%
  - In May 2024, SHUSA issued $1.25B of senior unsecured notes across a 3nc2yr structure ($500mm) at 6.124% and 11nc10yr structure ($750M) at 6.342%

SHUSA Debt Maturity Schedule[2] ($B)



$2.10
$1.10
4.50%
$1.00
3.45%
2025
$1.88
$0.50
5.81%
$0.43
SOFR+ 135BPS
$0.95
3.24%
2026
$2.30
$0.75
6.89%
$1.05
4.40%
$0.50
6.12%
2027
$1.00
$1.00
2.49%
2028
$1.50
$0.50
6.57%
$1.00
6.50%
2029
$1.00
$1.00
6.17%
2030
$1.00
$0.50
2.88%
$0.50
7.66%
2031
$0.50
$0.50
7.18%
2032
$0.75
$0.75
6.34%
2035
$2.00
$1.00
9.38%
$0.50
8.17%
$0.50
8.41%
Perpetual
Private placement
Public issuance
Internal TLAC

Santander

1 | SHUSA must hold the higher of 18% of its risk-weighted assets ("RWAs") or 9% of its total consolidated assets in the form of TLAC, of which 6% of its RWAs or 3.5% of total consolidated assets must consist of LTD. In addition, SHUSA must maintain a TLAC buffer composed solely of CET1 capital and will be subject to restrictions on capital distributions and discretionary bonus payments based on the size of the TLAC buffer it maintains.

2 | Senior debt issuance data as of June 30, 2024

17

18  CET1 increase mainly driven by RWA relief from an issuance of CLN transaction in June, offset by a dividend payment to Santander  SHUSA’s current stress capital buffer ("SCB") requirement1 is 2.5% and CET1 requirement is 7%.  As of October 1st, 2024, SHUSA's SCB requirement will be 3.5% of CET1 capital, resulting in an overall CET1 capital requirement of 8% Capital Ratios Tier 1 Risk-Based Capital Ratio2 CET12 12.8% 12.8% 12.4% 12.5% 12.6% 2Q23 3Q23 4Q23 1Q24 2Q24CET1 AFS & HTM Marked3 10.96% 11.26% 10.85% 10.94% 11.02% Tier 1 Leverage Ratio2 Total Risk-Based Capital Ratio2 16.2% 16.3% 16.4% 16.5% 16.6% 2Q23 3Q23 4Q23 1Q24 2Q24 1 | Effective on October 1, 2023 2 | Under capital rules SHUSA is not required to include negative accumulated other comprehensive income (“AOCI”) in regulatory capital, but as a subsidiary of a global systemically important bank (“GSIB”) we mange AOCI closely as it impacts regulatory capital at the global consolidated level 3 | Estimate considering the full liquidation value of available-for-sale (“AFS”) of held-to-maturity (“HTM”) securities, net of statutory tax (26%) 14.2% 14.2% 14.3% 14.4% 14.5% 2Q23 3Q23 4Q23 1Q24 2Q24 10.0% 10.3% 9.8% 9.7% 9.9% 2Q23 3Q23 4Q23 1Q24 2Q24

Stress Test results demonstrate ability to retain strong capitalization

- For the Federal Reserve Board severely adverse scenario, SHUSA concluded with a minimum CET1 of 10.1% and a CET1 decline of 2.3%
- Updated Stress Capital Buffer of 3.5% results in a overall CET1 requirement of 8% (2023 = 7% & 2022 = 8.2%), effective October 1, 2024

SHUSA's loss rates are near the top driven by Auto[1,5]


16.5%
11.8%
6.8%
6.8%
6.2%
Consumer Finance
SHUSA
Regional Banks
Median
Money Center

However, ACL Coverage is the highest[2,5]


62%
29%
26%
24%
23%
SHUSA
Consumer Finance
Money Center
Regional Banks
Median

And, higher loss rates are offset by better than average PPNR[3,5]


12.6%
3.8%
2.5%
1.9%
1.4%
Consumer Finance
SHUSA
Regional Banks
Median
Money Center

SHUSA 9Q CRE loss rate is 5% - well below median of 9.1%[4,5]


9.8%
9.1%
9.1%
5.0%
0.0%
Regional Banks
Median
Money Center
SHUSA
Consumer Finance

Santander

1 | 9Q loan loss rate - % of average loans within severely adverse scenario
2 | ACL coverage rate (Q1'24 ACL / 9Q loan losses) within severely adverse scenario
3 | 9Q PPNR - % of average assets within severely adverse scenario
4 | 9Q CRE loss rate - % of average loans within severely adverse scenario
5 | Consumer Finance: DFS, AXP, COF. Regional Banks: RF, ALLY, HBAN, FITB, USB, MTB, TFC, PNC, KEY, CFG, TD, BMO, HSBC. Money Centers: JPM, C, WFC, BAC Median: All 31 Banks.

19

20 1 At a Glance 2 Results Appendix 4 Index 3 Core Business Activities

SHUSA

Our business model focuses on four core segments in which we continue to simplify and integrate Santander's connectivity

Core Segments and Q2'24 Assets ($B)

Segment	Description	Assets ($B)
Consumer	Market-leading full spectrum auto lender and Consumer and Business Banking	$74
Commercial	Market-leading multifamily bank lender	$28
Corporate & Investment Banking	Global hub for capital markets and investment banking	$29
Wealth Management	Leading brand in LatAm for high-net-worth ("HNW") clients, leveraging connectivity with Santander	$52[1]

Santander

SHUSA
$168B
Assets

~11,200
employees

SHUSA is a wholly-owned intermediate holding company for Santander's US entities

SHUSA's Main Subsidiaries



SC operates in all 50 states

SBNA
Products include:
- $76B of retail and commercial deposits
- C&I
- CRE and multi-family
- Auto and dealer floorplan financing

SANCAP
- US fixed-income market-making
- Experienced fixed-income sales and trading team
- Focus on structuring and advisory services for asset originators in real estate and specialty finance markets

SC
- Leading auto loan/lease originator & servicer
- Top structured finance issuer in retail auto asset-backed securities ("ABS")

BSI
- Private wealth management for HNW and ultra-HNW clients

Santander

1 | Represents assets under management which includes customer deposits, securities, loans and letters of credits

21

Business Activities Overview

Consumer

- Market-leading full-spectrum auto lender
- Consumer and Business Banking ("CBB"), which currently attracts customers across the northeast with Openbank coming to the US in Q4 for a national cloud-based banking platform

Auto Relationships:

Preferred Lending	Pass-Through	Strategic
Stellantis, Mitsubishi Motors, INEOS, Lotus	Nissan, CarMax	Tesla, Enterprise, Santander

Commercial

C&I: Provides services to lower middle market, medium and large-sized commercial customers

CRE: Primarily multifamily loans as well as cash management and deposit services to customers and robust servicing fee income from FDIC joint venture

Q2 CRE portfolio consists mostly of multifamily[1,2,3]


Industrial 8%
Other 7%
Retail 6%
Office 9%
Multifamily 53%
Multifamily Construction 17%

Corporate & Investment Banking

Financing and banking services to corporations with institutional broker dealer, SanCap.

- Investment banking
- US fixed-income market making
- Sales & trading
- Structuring and advisory services
- Equity research reports

Wealth Management

Banco Santander International, leader in the international private banking space

- Caters to Latin American ultra-HNW and HNW individuals
- Provides a tailor-made distinctive service with four investment platforms
- Edge Act corporation
- Present in Miami, New York, Houston & San Diego


Value Added Services
Alternative Investments
Banking and Investment Services
Portfolio Advisory
Banker
Client
Advisor
Structured Products
CIB
General Banking
Discretionary Portfolio Management
Active Investment Services
Credit Advisory
Wealth Planning
Real Estate Advisory

Santander

1 | Multifamily Construction is within "CRE" in SHUSA public filings . Total Multifamily for 10Q = $10.14B and Total other CRE = $8.97B.
2 | Excludes commercial vehicle financing.
3 | Does not include the acquired 20% interest in a structured limited liability company (the "Structured LLC") for approximately $1.1 billion. The Structured LLC was established by the FDIC to hold and service a $9 billion portfolio primarily consisting of New York-based rent-controlled and rent-stabilized multifamily loans retained by the FDIC following a recent bank failure. SBNA classifies its 20 percent interest in the Structured LLC as an AFS debt security.

22

Consumer Activities | Auto and CBB

Income Statement Data[1]

($M)	2Q 2024 Auto	2Q 2024 CBB	2Q 2023[2] Auto	2Q 2023[2] CBB	Total Consumer Activities YoY
Net interest income	$ 923	$ 376	$ 908	$ 412	(1.6)%
Non-interest income	604	69	650	64	(5.6)%
Credit losses expense	448	31	96	98	147.5%
Total expenses	755	353	825	365	(6.9)%
Income/(loss) before income taxes	324	61	637	13	(40.7)%
($B)					
Total assets	$ 63	$ 11	$ 63	$ 13	(2.0)%

Loans and Deposits ($B)

	2Q 2024	2Q 2023	YoY
Residential mortgages	$ 4.6	$ 5.0	(7.7)%
Home equity loans and lines of credit	2.3	2.7	(16.3)%
Auto loans	44.9	44.3	0.0
Personal unsecured loans	3.4	4.7	(29.0)%
Other consumer	0.05	0.07	(38.0)%
Total consumer loans[5]	55.2	56.8	(2.8)%
Total consumer deposits	48.1	46.6	3.2%

Auto Distribution by FICO® Segment[3,4]



>=640
600-639
<600
No FICO
14% 15% 21% 34% 38% 39% 41% 42% 41%
17% 17% 18% 16% 16% 16% 17% 18% 19%
53% 51% 51% 41% 38% 38% 35% 34% 34%
16% 17% 11% 9% 9% 7% 7% 6% 6%
2016 2017 2018 2019 2020 2021 2022 2023 Q2'24

Total Auto Originations ($M)



Q2 2023 = $6,923
Lease $1,708
Non-Prime Loans $4,607
Prime Loans $608
Q1 2024 = $7,280
Lease $1,798
Non-Prime Loans $3,438
Prime Loans $2,043
Q2 2024 = $7,841
Lease $1,321
Non-Prime Loans $3,860
Prime Loans $2,659
Q2 2023
Q1 2024
Q2 2024

Santander

1 | Quarter-to-date
2 | Prior period data has been recast
3 | Data as of June 30, 2024
4 | Auto loans excludes commercial fleet and loans held-for-sale ("LHFS")
5 | Ending balance loans and leases HFI

23

24 Income Statement Data1 Loans and Deposits ($B) Commercial Activities | CRE, Multifamily, and C&I Q2 CRE Portfolio and Geographic Diversification3 Q2 Portfolio by maturity and interest rate3 ($M) 1 | Quarter-to-date 2 | Prior period data has been recast 3 | Data as of 6/30/2024 4 | Ending balance loans and leases HFI NY 32% NJ 12% TX 9%MA 9% Other 38% CRE TOTAL ~ $19.1B $- $1.0 $2.0 $3.0 $4.0 $5.0 In One Year or Less One to Five Years Five+ Years Fixed Rate CRE Fixed Rate Multifamily Variable Rate CRE Variable Rate Multifamily 2Q 2024 2Q 20232 Total Commercial Activities YoYC&I CRE C&I CRE ($M) Net interest income $ 91 $ 127 $ 80 $ 113 13.1% Non-interest income 18 27 17 13 52.0% Credit losses expense / (benefit) (21) 33 (7) 26 (35.3)% Total expenses 55 36 63 35 (6.3)% Income/(loss) before income taxes 75 85 42 65 49.8% ($B) Total assets $ 4 $ 24 $ 5 $ 22 (0.0)% 2Q 2024 2Q 2023 YoY C&I loans $ 10.6 $ 14.0 (24.5)% CRE loans 9.0 8.5 8.3% Other commercial 7.4 7.6 (2.5)% Multifamily loans 10.1 10.9 (6.5)% Total commercial loans4 37.1 41.0 (9.4)% Total commercial deposits 13.3 12.9 3.0% Multifamily 53% Multifamily Construction 17% Office 9% Retail 6% Industrial 8% Other 7%

25 Corporate & Investment Banking 1 | Quarter-to-date 2 | Prior period data has been recast Income Statement Data1 Deposits ($B) 2Q 2024 2Q 2023 2 YoY ($M) Net interest income $ 26 $ 62 (57.8)% Non-interest income 185 88 109.6% Credit losses expense / (benefit) (9) (3) (210.8)% Total expenses 209 118 77.0% Income/(loss) before income taxes 11 35 (69.2)% ($B) Total assets $ 29 $ 30 (0.8)% 2Q 2024 2Q 2023 YoY Total deposits $ 3.5 $ 4.8 (26.7)%

26 Wealth Management 1 | Quarter-to-date 2 | Prior period data has been recast Income Statement Data1 Deposits 2Q 2024 2Q 2023 2 YoY ($M) Net interest income $ 54 $ 74 (27.2)% Non-interest income 76 63 20.9% Total expenses 63 67 (6.2)% Income/(loss) before income taxes 66 69 (3.8)% ($B) Total assets $ 7 $ 8 (2.8)% ($B) 2Q 2024 2Q 2023 YoY Total deposits $ 5.4 $ 5.8 (5.8)% Asset and Wealth Management Fees ($M) $67 $81 $69 $63 $62 2Q'241Q'244Q'233Q'232Q'23

27 1 At a Glance 2 Results Appendix 4 Index 3 Core Business Activities

28 Loan Delinquency by Business Portfolio 1 | Based on a percentage of financing receivables for their respective loan businesses 2 | Other consumer ($46.4M in Q2 2024) primarily includes recreational vehicle ("RV") and marine loans 3 | Other commercial ($7.4B in Q2 2024) includes commercial equipment vehicle financing leveraged leases and loans Consumer: 30-89 Days Past Due1 0% 5% 10% 15% Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ² Consumer: 90+ Days Past Due1 0% 1% 2% 3% 4% 5% Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ² Commercial: 30-89 Days Past Due1 0% 1% 1% 2% 2% 3% CRE C&I Multifamily Other Commercial ³ Commercial: 90+ Days Past Due1 0.0% 0.3% 0.5% 0.8% 1.0% 1.3% 1.5% CRE C&I Multifamily Other Commercial ³

29 Charge-offs and Recoveries by Business Portfolio Net charge-offs (“NCOs”)1 Charge-offs1,2 Recoveries3 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Commercial Consumer 1 | Charge-offs and NCOs are based on a percentage of their respective average loan balances 2 | Includes current period gross write-offs for Q2 2024 by class of financing receivable 3 | Recoveries are based on a percentage of gross charge-offs 0% 20% 40% 60% 80% 100% 120% Commercial Consumer 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Commercial Consumer  Consumer net charge-offs increased YoY, primarily due to current year activity in Auto loans reflecting normalization in credit performance post-pandemic.  There has been an increase in net charge-offs in the personal unsecured loans portfolio due to high borrowing costs and persistent inflation.

30  Q2 ACL was $6.8 billion, a decrease of $221.8 million from December 31, 2023. The decrease in the ACL was primarily driven by improvement in the macroeconomic outlook for certain macro variables, seasonally expected lower delinquencies in auto loans, sales of certain auto loans and lower exposure in personal unsecured loans.  The ACL for the consumer segment decreased by $182.0 million and decreased by $39.8 million for the commercial segment compared to December 31, 2023. Total Allowance For Credit Losses (“ACL”) 1 | Includes ACL for unfunded commitments Allowance Ratios June 30, 2024 March 31, 2024 December 31, 2023 June 30, 2023 ($M) (Unaudited) (Unaudited) (Audited) (Unaudited) Total LHFI $ 92,334 $ 91,680 $ 93,047 $ 97,776 Total ACL1 6,771 6,799 6,993 6,819 Total allowance ratio 7.3% 7.4% 7.5% 7.0%

31 Santander1 A2/Baa1 SHUSA Baa2 SBNA2 Baa1 Santander1 A+/A- SHUSA BBB+ SBNA A- Stable outlook (May 29, 2024)  Outlook remains “stable” for all ratings and entities  In May 2024, Fitch affirmed our rating of BBB+ and outlook Stable and in July S&P Affirmed our rating of BBB+ and outlook Stable SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A/A- SHUSA BBB+ SBNA BBB+ Stable outlook (October 19, 2023) Stable outlook (July 26, 2024) Rating Agencies 1 | Senior preferred debt / senior non-preferred debt 2 | SBNA long-term issuer rating

32 Interest Rate Risk Sensitivity 1 | Set of shocks represents a range of plausible rate shocks, as an instantaneous shock down 200 basis points can be analogous to a gradual ramp-down of 400 basis points over one year Interest Rate Risk Sensitivity1 (Change in annual NII for parallel rate movements) 4.8% 3.0% 3.6% 5.7% 5.1% Up 200 bps 2.4% 1.5% 1.8% 2.8% 2.6% Up 100 bps -2.5% -1.5% -1.9% -2.9% -2.7% Down 100bps -5.2% -3.2% -4.1% -6.1% -5.5% 2Q23 3Q23 4Q23 1Q24 2Q24 Down 200bps

33  Q2 total auto originations were $7.8B, up 8% QoQ and 13% YoY.  Loan originations of $6.5B were up 19% QoQ and 25% YoY.  Lease originations of $1.3B Q2 were down 27% QoQ and 23% YoY driven by Chrysler leases, as expected. Consumer | Auto Originations % Variance ($M) Q2 2024 Q1 2024 Q2 2023 1H 2024 1H 2023 QoQ YoY H1’24 o H1’23 Total Loans $ 6,519 $ 5,482 $ 5,215 $ 12,001 $ 9,947 19% 25% 21% Total Prime Loans 2,659 2,043 608 4,703 1,302 30% 338% 261% Total Non-Prime Loans 3,860 3,438 4,607 7,298 8,645 12% (16%) (16%) Total Leases1 1,321 1,798 1,708 3,119 3,186 (27%) (23%) (2%) Total Auto Originations2 7,841 7,280 6,923 15,120 13,133 8% 13% 15% SBNA Originations3 $ 3,218 $ 3,370 $ 3,008 $ 6,589 $ 5,642 (5%) 7% 17% SC Originations 4,623 3,909 3,915 8,532 7,491 18% 18% 14% 1 | Includes nominal capital lease originations 2 | Includes SBNA loan originations of ~$2.3 billion and lease originations of ~$0.9 billion for Q2 2024 3 | SBNA originations remain off SC’s balance sheet in the service-for-others portfolio

34 Consumer Activities 1 | Prior period data has been recast 2Q 2024 2Q 2023 1 Total Consumer Activities YoY($ 000s) Auto CBB Total Auto CBB Total Net interest income $923,255 $376,110 $1,299,365 $908,011 $411,838 $1,319,849 (1.6)% Non-interest income 604,434 69,260 673,694 650,238 63,733 713,971 (5.6)% Credit losses expense 447,990 31,007 478,997 95,850 97,712 193,562 147.5% Total expenses 755,486 353,167 1,108,653 825,405 364,795 1,190,200 (6.9)% Income/(loss) before income taxes 324,213 61,196 385,409 636,994 13,064 650,058 (40.7)% Total assets 62,772,505 11,407,704 74,180,209 62,561,204 13,150,873 75,712,077 (2.0)% 1H 2024 1H 2023 1 Total Consumer Activities H1’24 o H1’23Auto CBB Total Auto CBB Total Net interest income $1,808,876 $753,924 $2,562,800 $1,828,283 $812,083 $2,640,366 (2.9)% Non-interest income 1,175,591 130,608 1,306,199 1,300,920 129,708 1,430,628 (8.7)% Credit losses expense 827,642 83,041 910,683 513,615 206,807 720,422 26.4% Total expenses 1,562,788 706,171 2,268,959 1,650,131 733,143 2,383,274 (4.8)% Income/(loss) before income taxes 594,037 95,320 689,357 965,457 1,841 967,298 (28.7)% Total assets 62,772,505 11,407,704 74,180,209 62,561,204 13,150,873 75,712,077 (2.0)%

35 Commercial Activities 1 | Prior period data has been recast 2Q 2024 2Q 20231 Total Commercial Activities YoY($ 000s) C&I CRE Total C&I CRE Total Net interest income $91,389 $126,884 $218,273 $80,121 $112,936 $193,057 13.1% Non-interest income 17,678 27,101 44,779 16,817 12,651 29,468 52.0% Credit losses expense / (benefit) (20,712) 32,700 11,988 (7,150) 25,683 18,533 (35.3)% Total expenses 54,798 36,304 91,102 62,507 34,728 97,235 (6.3)% Income/(loss) before income taxes 74,981 84,981 159,962 41,581 65,176 106,757 49.8% Total assets 3,986,282 23,809,509 27,795,791 5,456,824 22,339,705 27,796,529 (0.0)% 1H 2024 1H 20231 Total Commercial Activities H1’24 o H1’23C&I CRE Total C&I CRE Total Net interest income $177,791 $251,075 $428,866 $163,063 $218,067 $381,130 12.5% Non-interest income 31,748 36,054 67,802 27,746 17,648 45,394 49.4% Credit losses expense / (benefit) (42,106) 41,437 (669) (5,056) 56,066 51,010 (101.3)% Total expenses 107,784 68,670 176,454 121,530 66,508 188,038 (6.2)% Income/(loss) before income taxes 143,861 177,022 320,883 74,335 113,141 187,476 71.2% Total assets 3,986,282 23,809,509 27,795,791 5,456,824 22,339,705 27,796,529 (0.0)%

36 CIB 1 | Prior period data has been recast ($ 000s) 2Q 2024 2Q 20231 YoY Net interest income $26,125 $61,845 (57.8)% Non-interest income 184,605 88,058 109.6% Credit losses expense / (benefit) (9,357) (3,011) (210.8)% Total expenses 209,420 118,337 77.0% Income/(loss) before income taxes 10,667 34,577 (69.2)% Total assets 29,268,574 29,510,739 (0.8)% 1H 2024 1H 20231 H1’24 o H1’23 Net interest income $53,036 $121,633 (56.4)% Non-interest income 349,455 177,793 96.6% Credit losses expense / (benefit) (22,100) (14,133) (56.4)% Total expenses 404,899 238,476 69.8% Income/(loss) before income taxes 19,692 75,083 (73.8)% Total assets 29,268,574 29,510,739 (0.8)%

37 Wealth Management ($ 000s) 2Q 2024 2Q 20231 YoY Net interest income $53,640 $73,637 (27.2)% Non-interest income 76,012 62,852 20.9% Total expenses 63,289 67,499 (6.2)% Income/(loss) before income taxes 66,363 68,990 (3.8)% Total assets 7,454,963 7,671,458 (2.8)% 1H 2024 1H 20231 H1’24 o H1’23 Net interest income $114,324 $143,657 (20.4)% Non-interest income 159,743 120,507 32.6% Total expenses 130,158 136,021 (4.3)% Income/(loss) before income taxes 143,909 128,143 12.3% Total assets 7,454,963 7,671,458 (2.8)% 1 | Prior period data has been recast

38 Other 1 | Prior period data has been recast Note: Other includes the results of immaterial entities, earnings from non-strategic assets, the investment portfolio, interest expense on SBNA’s and SHUSA's borrowings and other debt obligations, amortization of intangible .assets and certain unallocated corporate income and indirect expenses ($ 000s) 2Q 2024 2Q 20231 YoY Net interest income ($194,179) ($157,116) (23.6)% Non-interest income 16,739 19,004 (11.9)% Credit losses expense / (benefit) (396) (234) (69.2)% Total expenses 80,564 83,843 (3.9)% Income/(loss) before income taxes (257,608) (221,721) (16.2)% Total assets 29,011,421 30,130,893 (3.7)% 1H 2024 1H 20231 H1’24 o H1’23 Net interest income ($378,295) ($285,122) (32.7)% Non-interest income 50,361 39,297 28.2% Credit losses expense / (benefit) (1,685) (6,048) 72.1% Total expenses 131,838 154,478 (14.7)% Income/(loss) before income taxes (458,087) (394,255) (16.2)% Total assets 29,011,421 30,130,893 (3.7)%

39 SHUSA | Quarterly Trended Statement Of Operations ($M) 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Interest income $3,172 $3,147 $3,184 $3,254 $3,505 Interest expense (1,681) (1,676) (1,781) (1,876) (2,102) Net interest income 1,491 1,471 1,403 1,378 1,403 Fees & other income 879 884 693 873 932 Other non-interest income 35 37 36 65 64 Net revenue 2,405 2,392 2,132 2,316 2,399 General, administrative, and other expenses (1,557) (1,564) (1,662) (1,560) (1,553) Credit loss expense (209) (856) (619) (405) (481) Income before taxes 639 (28) (149) 351 365 Income tax (expense) / benefit (65) 148 91 (8) 50 Net income / (loss) 574 120 (58) 343 415 NIM 3.9% 4.1% 3.9% 3.8% 3.9%

SHUSA | Non-GAAP Reconciliations

($M)	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24
SHUSA pre-tax pre-provision income									
Pre-tax income / (loss)	$546	$304	$121	$325	$639	($28)	($149)	$351	$365
(Release of) / provision for credit losses	404	636	761	542	209	856	619	405	481
Pre-tax pre-provision Income	950	940	882	867	848	828	470	756	846
CET1 to risk-weighted assets									
CET1 capital	19,565	18,025	16,256	15,916	15,942	15,788	14,205	14,173	14,355
Risk-weighted assets	115,655	118,818	123,031	125,707	124,502	123,142	114,789	113,115	113,785
Ratio	*16.90%*	*15.20%*	*13.20%*	*12.70%*	*12.80%*	*12.82%*	*12.37%*	*12.53%*	*12.62%*
Tier 1 leverage									
Tier 1 capital	19,910	18,370	17,101	16,646	17,672	17,518	16,435	16,288	16,470
Avg total assets, leverage capital purposes	168,042	165,054	167,686	172,191	177,521	169,570	167,284	167,080	167,254
Ratio	*11.80%*	*11.10%*	*10.20%*	*9.70%*	*10.00%*	*10.33%*	*9.82%*	*9.75%*	*9.85%*
Tier 1 risk-based									
Tier 1 capital	19,910	18,370	17,101	16,646	17,672	17,518	16,435	16,288	16,470
Risk-weighted assets	115,655	118,818	123,031	125,707	124,502	123,142	114,789	113,115	113,785
Ratio	*17.20%*	*15.50%*	*13.90%*	*13.20%*	*14.20%*	*14.23%*	*14.32%*	*14.40%*	*14.47%*
Total risk-based									
Risk-based capital	21,896	20,396	19,607	19,171	20,179	20,027	18,838	18,690	18,874
Risk-weighted assets	115,655	118,818	123,031	125,707	124,502	123,142	114,789	113,115	113,785
Ratio	*18.90%*	*17.20%*	*15.90%*	*15.30%*	*16.20%*	*16.26%*	*16.41%*	*16.52%*	*16.59%*

Santander

40

Thank You. Our purpose is to help people and businesses prosper. Our culture is based on believing that everything we do should be: